SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                              FORM 8-K

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                           October 8, 1996

                  ________________________________



                      THE QUIZNO'S CORPORATION
       (Exact name of registrant as specified in its charter)


Colorado                      000-23174                   84-1169286
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                       7555 East Hampden Ave.
                              Suite 601
                       Denver, Colorado  80231
               (Address of principal executive offices)


                           (303) 368-9424
        (Registrant's telephone number, including area code)
ITEM 5.   Other event

Press  release  regarding franchise sales during  the  quarter  ended
     September 30, 1996.

                                                            Reg. S-K
    Exhibit No.           Description                       Item No.

*99.1               Press release
                                                            99


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE QUIZNO'S CORPORATION


Date:   October 9, 1996            By:  /s/ Richard E. Schaden
                                        Richard E. Schaden, President
                                        and Chief Executive Officer



                            EXHIBIT INDEX

  Exhibit No.           Description                             Page

*99.1                   Press release                             1